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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                        ---------------------------------

                                    FORM 8-A

                   For Registration of Certain Classes of Securities Pursuant to Section 12(b) or (g) of the Securities
                               Exchange Act of 1934
                        ---------------------------------


                                TROY GROUP, INC.
          (Exact name of registrant issuer as specified in its charter)


             DELAWARE                                    33-0807798
(State of incorporation or organization)   (I.R.S. Employer Identification No.)


                      2331 SOUTH PULLMAN STREET
                       SANTA ANA, CALIFORNIA                 92705
             (Address of principal executive offices)      (Zip Code)


                        --------------------------------

       Securities to be registered pursuant to Section 12(b) of the Act:


             COMMON STOCK,                   NASDAQ NATIONAL MARKET SYSTEM
      par value, $.01 per share              (Name of each exchange on which
(Title of each class to be so registered)    each class is to be registered)


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. /X/

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. / /

Securities Act registration statement file number to which this from relates:
333-51523.

        Securities to be registered pursuant to Section 12(g) of the Act:

                                      None


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The information called for by this Item 1 is incorporated herein by reference to the section entitled "Description of Securities--Common Stock" in the Prospectus portion of the Registrant's Registration Statement on Form S-1 (Reg. No. 333-51523). Such Prospectus, which will be filed with the Securities and Exchange Commission pursuant to Rule 424(b) under Securities Act of 1933, as amended, shall be deemed to be incorporated by reference into this Registration Statement.

ITEM 2.  EXHIBITS.

     List below all exhibits filed as part of the registration statement:

     Exhibit 1.1 -  Registrant's Registration Statement on Form S-1, filed with the Securities and Exchange Commission on May 1, 1998, as amended (incorporated by reference to such Registration Statement (Reg. No. 333-51523)).

     Exhibit 4.1 -  Registrant's Certificate of Incorporation (to be effective upon reincorporation in Delaware) (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (Reg. No. 333-51523)).

     Exhibit 4.2 -  Registrant's Bylaws (to be effective upon reincorporation in
                    Delaware) (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (Reg. No. 333-51523)).



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                                    SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                              TROY GROUP, INC.


Dated:  May 11, 1998          By  /s/ Patrick J. Dirk
                                ------------------------------------------------
                                   Patrick J. Dirk
                              Its Chief Executive Officer



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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


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                                  EXHIBIT INDEX
                                       to
                                     FORM 8-A

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                                TROY GROUP, INC.

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EXHIBIT                                                     METHOD OF FILING

  1.1  Registrant's Registration Statement on Form S-1 . . filed electronically

  4.1  Certificate of Incorporation. . . . . . . . . . . . filed electronically

  4.2  Bylaws. . . . . . . . . . . . . . . . . . . . . . . filed electronically




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